UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                February 2, 2004
               Date of Report (Date of earliest event reported)

                              SPORT CHALET, INC.
            (Exact name of registrant as specified in its charter)


   Delaware                          0-20736                  95-4390071
--------------------------------------------------------------------------------
(State or other              (Commission File Number)     (I.R.S. Employer
jurisdiction of                                           Identification Number)
incorporation)
--------------------------------------------------------------------------------


                             One Sport Chalet Drive
                           La Canada, California 91011
               (Address of principal executive offices)(zip code)


                                 (818) 949-5300
              (Registrant's telephone number, including area code)








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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          -------------------------------------------------------------------

          (a) Financial Statements of Business Acquired.

                None.

          (b) Pro Forma Financial Information.

                None.

          (c)   Exhibits.

          99.1 Press release dated February 2, 2004: "Sport Chalet Reports Third Quarter Results."

Item 12.  Results of Operations and Financial Condition.
          ----------------------------------------------

On February 2, 2004, the registrant issued a press release regarding its financial results for the third quarter ended December 31, 2003. A copy of the press release is attached as Exhibit 99.1.

The information in this Form 8-K and the exhibits attached hereto shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filling under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.





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





                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  February 3, 2004             SPORT CHALET, INC.


                                     By /s/ Howard K. Kaminsky
                                        --------------------------------
                                        Howard K. Kaminsky,
                                        Executive Vice President-Finance,
                                        Chief Financial Officer and Secretary









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



                                  EXHIBIT INDEX
EXHIBIT
NUMBER    DESCRIPTION
-------   -----------


99.1 Press Release dated February 2, 2004: "Sport Chalet Reports Third Quarter Results".








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